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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported) November 2, 2001

                         Commission file number: 0-20490

                        THE CARBIDE/GRAPHITE GROUP, INC.
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             (Exact name of registrant as specified in its charter)

                 Delaware                           57-1575609
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     (State or other jurisdiction of             (I.R.S. Employer
      incorporation or organization)            Identification No.)

                         One Gateway Center, 19th Floor
                               Pittsburg, PA 15222
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                    (Address of principal executive offices)

                                 (412) 562-3700
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              (Registrant's telephone number, including area code)


                                      None
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           (former name or former address, if changed since last year)



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ITEMS 1, 2, 3, 4, 6, 8 AND 9

         Not applicable.

ITEM 5.  OTHER EVENTS

         On November 2, 2001, the Registrant issued a press release (the "Press Release") announcing that (i) it has received a Nasdaq Staff determination letter indicating that the Registrant had failed to comply with the requirements for continued listing on The Nasdaq Stock Market and that its common stock is, therefore, delisted from The Nasdaq National Market as of the opening of business on November 2, 2001 and (ii) it had submitted a "no-action letter" to the Securities and Exchange Commission requesting relief from the periodic reporting obligations under the Securities Exchange Act of 1934. A copy of the Press Release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

              Not Applicable

         (b)  PRO FORMA FINANCIAL INFORMATION

              Not Applicable

         (c)  EXHIBIT NO.

              99.1     Press Release dated November 2, 2001






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 THE CARBIDE/GRAPHITE GROUP, INC.

                                 By: /s/ Walter B. Fowler
                                    -------------------------------------------
                                     Walter B. Fowler - Chief Executive Officer


Dated:   November 2, 2001






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                                  EXHIBIT INDEX



                  EXHIBIT
                     NO.        DESCRIPTION
                  -------       -----------
                    99.1        Press Release Dated November 2, 2001






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